UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026

JAMF HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39399	82-3031543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Washington Ave S, Suite 900 Minneapolis, MN	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 605-6625

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JAMF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Jamf Holding Corp. (the “Company”) held on January 8, 2026 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending acquisition by affiliates of Francisco Partners Management L.P. As of the close of business on December 9, 2025, the record date for the Special Meeting, there were 134,076,214 shares of the Company’s common stock, par value $0.001 per share (“Company Common Stock”), outstanding and entitled to vote at the Special Meeting, each of which was entitled to one vote per share with respect to each proposal voted on at the Special Meeting. A total of 115,515,200 shares of Company Common Stock were present or represented by proxy at the Special Meeting, representing approximately 86.15% of the outstanding shares of Company Common Stock entitled to vote, which constituted a quorum to conduct business at the Special Meeting.

At the Special Meeting, the Company’s stockholders voted on the proposals listed below, which are described in detail in the definitive proxy statement on Schedule 14A related to the Special Meeting that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 10, 2025. There were no recorded broker non-votes. The final results for the votes cast regarding each proposal are set forth below.

Proposal 1 – The Merger Proposal

To adopt the Agreement and Plan of Merger, dated as of October 28, 2025 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Jawbreaker Parent, Inc., a Delaware corporation (“Parent”), and Jawbreaker Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

FOR	AGAINST	ABSTAIN
115,067,968	231,296	215,936

Proposal 2 – The Compensation Proposal

To approve, on an advisory, non-binding basis, the compensation that will or may be paid or may become payable to the Company’s named executive officers in connection with the Merger.

The following advisory votes were cast at the Special Meeting (in person or by proxy) and the non-binding proposal was approved:

FOR	AGAINST	ABSTAIN
110,285,244	5,075,957	153,999

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement, was not voted upon at the Special Meeting as a quorum was present and there were sufficient votes cast to approve Proposal 1.

No other business properly came before the Special Meeting.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Merger, shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; litigation relating to, or other unexpected costs that have resulted from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company Common Stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMF Holding Corp.

Date: January 8, 2026
	By:	/s/ Jeff Lendino
	Name:	Jeff Lendino
	Title:	Chief Legal Officer